UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange

Act
Date of Report (Date of Earliest Event Reported):
June 28, 2024
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction

A.2 below):
☐

Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2

of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Item 8.01.

Other Events
On June 28, 2024, Cal-Maine Foods, Inc. (the “Company”) issued a press release announcing it has completed the acquisition of
substantially all the assets of ISE America, Inc. and certain affiliates, relating to its commercial shell egg production, processing and egg

products breaking

facilities. A copy of

the Company’s

press release

is attached

hereto as

Exhibit 99.1

to this

Current
Report.
Item 9.01.

Financial Statements and Exhibits
(d)

Exhibits
Exhibit
Number Description
99.1
Press Release issued by the Company on June 28, 2024
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements for

the Securities Exchange Act of 1934, the

registrant has duly caused this

report to be signed on
its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: June 28, 2024
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer